UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 5, 2017

ALMOST FAMILY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-09848	06-1153720
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

9510 Ormsby Station Road, Suite 300, Louisville, KY 40223
(Address of principal executive offices) (Zip code)

(502) 891-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [  ]

Item 2.02  Results of Operations and Financial Conditions.

On May 9, 2017, Almost Family, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2017.  In the press release, the Company also announced among other things that, following the first quarter of 2017 acquisition of the home health and hospice assets of Community Health Systems, Inc., the Company revised its segment reporting to better help investors understand the performance of its core home health operations apart from its other activities.  Further, the Company provided expanded information for its innovation activities.

Attached as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K is quarterly segment financial information for the thirteen quarters ended March 31, 2017, and supplemental segment disclosure for the three years ended December 30, 2016, that are consistent with the format in the Company’s first quarter Form 10-Q dated March 31, 2017 filed May 10, 2017.  While the changes are insignificant and the updated segment information is not materially different from previously reported information, the Company is providing Exhibit 99.1 and Exhibit 99.2 for ease of access by investors.

The information in Exhibit 99.1 and Exhibit 99.2 attached hereto is specifically incorporated by reference into registration statements filed by the Company under the Securities Act of 1933, as amended.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits

Exhibit	Description

99.1	Unaudited quarterly financial information for the thirteen quarters ended March 31, 2017, reflecting the Company’s updated segment presentation.

99.2	Unaudited supplemental segment disclosure for the three years ended December 30, 2016, reflecting the Company’s updated segment presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALMOST FAMILY, INC.

Date: June 5, 2017	By:	/s/ C. Steven Guenthner
C. Steven Guenthner
President & Principal Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Unaudited quarterly financial information for the thirteen quarters ended March 31, 2017, reflecting the Company’s updated segment presentation.

99.2	Unaudited supplemental segment disclosure for the three years ended December 30, 2016, reflecting the Company’s updated segment presentation.